SUB-ITEM 77I:  Terms of new or
amended securities

CLASS T SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 3/1/17)

1.	SEPARATE ARRANGEMENT
AND EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class T Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of the applicable sales load ("dealer reallowance") and a shareholder service fee. In connection with this basic arrangement, Class
T Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
M
a
x
i
m
u
m

A
m
o
u
n
t

A
l
l
o
c
a
t
e
d

C
l
a
s
s

T

S
h
a
r
e
s
S
a
l
e
s

L
o
a
d
U
p

t
o

2
..
5
0
%

o
f

t
h
e

p
u
b
l
i
c

o
f
f
e
r
i
n
g

p
r
i
c
e
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
N
o
n
e
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
U
p

t
o

2
5

b
a
s
i
s

p
o
i
n
t
s

(
0
..
2
5
%
)

o
f

t
h
e

a
v
e
r
a
g
e

d
a
i
l
y

n
e
t

a
s
s
e
t

v
a
l
u
e
1
2
b
-
1

F
e
e
N
o
n
e
R
e
d
e
m
p
t
i
o
n

F
e
e
A
s

s
e
t

f
o
r
t
h

i
n

t
h
e

a
t
t
a
c
h
e
d

S
c
h
e
d
u
l
e
O
t
h
e
r

E
x
p
e
n
s
e
s
I
t
e
m
i
z
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d

e
x
p
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s
e
s

i
n
c
u
r
r
e
d

b
y

t
h
e

F
u
n
d

w
i
t
h

r
e
s
p
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c
t

t
o

h
o
l
d
e
r
s

o
f

C
l
a
s
s

T

S
h
a
r
e
s

a
s

d
e
s
c
r
i
b
e
d

i
n

S
e
c
t
i
o
n

3

o
f

t
h
e

P
l
a
n

2.	CONVERSION AND
EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class T Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the
shareholder, Shares
may be converted into
any other Share Class
of the same Fund,
provided that the
shareholder meets the
eligibility requirements
for the Share Class into
which the conversion
is sought, as
applicable, and that no
CDSC on the original
shares purchased is
owed.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
:
None

3.	EXCEPTIONS TO BASIC
ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

(A)	BASIC SALES LOAD SCHEDULE

The basic schedule of sales loads for Class T Shares of Funds so designated on the Schedule to this
Exhibit is as follows:

T
r
a
n
s
a
c
t
i
o
n

A
m
o
u
n
t
S
a
l
e
s

L
o
a
d

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f

P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e
L
e
s
s
t
h
a
n
$
2
5
0
,
0
0
0
2
..
5
0
%
$
2
5
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
5
0
0
,
0
0
0
2
..
0
0
%
$
5
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
1
m
i
l
l
i
o
n
1
..
5
0
%
$
1
m
i
l
l
i
o
n
o
r
g
r
e
a
t
e
r
1
..
0
0
%

4.	REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class T Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class T Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section
493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class T Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii)
Class T Shares redeemed due to the death of the last surviving shareholder on the account.
SCHEDULE OF FUNDS
OFFERING CLASS T SHARES

The Funds set forth on this Schedule each offer Class
T Shares on the terms set forth in the Class T Shares
Exhibit to the Multiple Class Plan, in each case as indicated below. Actual amounts accrued may be less.

1.	CLASS A SHARES SUBJECT TO THE
BASIC LOAD SCHEDULE

M
ult
ipl
e
Cl
ass
Co
mp
an
y
Ser
ies
R
e
d
e
m
p
t
i
o
n

F
e
e


Fe
de
rat
ed
Eq
uit
y
Fu
nd
s

Fe
der
ate
d
Ab
sol
ute
Ret
urn
Fu
nd
N
o
n
e
Fe
der
ate
d
Cl
ov
er
Sm
all
Va
lue
Fu
nd
N
o
n
e
Fe
der
ate
d
Cl
ov
er
Va
lue
Fu
nd
N
o
n
e
Fe
der
ate
d
Int
er
Co
nti
ne
nta
l
Fu
nd
N
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Fe
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ate
d
Int
ern
ati
on
al
Str
ate
gic
Va
lue
Di
vid
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d
Fu
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N
o
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Fe
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ma
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Fu
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N
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Fe
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d
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p
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N
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d
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all
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N
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d
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DT
Mi
d-
Ca
p
Gr
ow
th
Fu
nd
N
o
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Fe
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ate
d
Pru
de
nt
Be
ar
Fu
nd
N
o
n
e
Fe
der
ate
d
Str
ate
gic
Va
lue
Di
vid
en
d
Fu
nd
N
o
n
e


Fe
de
rat
ed
Eq
uit
y
Inc
om
e
Fu
nd,
Inc
..
N
o
n
e


Fe
de
rat
ed
Fix
ed
Inc
om
e
Se
cu
riti
es,
Inc
..

Fe
der
ate
d
Str
ate
gic
Inc
om
e
Fu
nd
N
o
n
e


Fe
de
rat
ed
Gl
ob
al
All
oc
ati
on
Fu
nd
N
o
n
e


Fe
de
rat
ed
Go
ver
nm
ent
Inc
om
e
Se
cu
riti
es,
Inc
..
N
o
n
e


Fe
de
rat
ed
Hi
gh
Inc
om
e
Bo
nd
Fu
nd,
Inc
..
N
o
n
e


Fe
de
rat
ed
Hi
gh
Yi
eld
Tr
ust

Fe
der
ate
d
Hi
gh
Yi
eld
Tr
ust
2
..
0
0
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
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h
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Fe
de
rat
ed
Inc
om
e
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cu
riti
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Tr
ust

Fe
der
ate
d
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pit
al
Inc
om
e
Fu
nd
N
o
n
e
Fe
der
ate
d
Fu
nd
for
U.
S.
Go
ver
nm
ent
Se
cur
itie
s
N
o
n
e
Fe
der
ate
d
Mu
ni
an
d
Sto
ck
Ad
va
nta
ge
Fu
nd
N
o
n
e


Fe
de
rat
ed
In
ves
tm
ent
Se
rie
s
Fu
nd
s,
Inc
..

Fe
der
ate
d
Bo
nd
Fu
nd
N
o
n
e


Fe
de
rat
ed
M
DT
Se
rie
s

Fe
der
ate
d
M
DT
All
Ca
p
Co
re
Fu
nd
N
o
n
e
Fe
der
ate
d
M
DT
Bal
anc
ed
Fu
nd
N
o
n
e
Fe
der
ate
d
M
DT
Lar
ge
Ca
p
Gr
ow
th
Fu
nd
N
o
n
e
Fe
der
ate
d
M
DT
Sm
all
Ca
p
Co
re
Fu
nd
N
o
n
e
Fe
der
ate
d
M
DT
Sm
all
Ca
p
Gr
ow
th
Fu
nd
N
o
n
e


Fe
de
rat
ed
M
DT
La
rge
Ca
p
Va
lue
Fu
nd
N
o
n
e


Fe
de
rat
ed
M
uni
cip
al
Se
cu
riti
es
Inc
om
e
Tr
ust

Fe
der
ate
d
Mu
nic
ipa
l
Hi
gh
Yi
eld
Ad
va
nta
ge
Fu
nd
N
o
n
e
Fe
der
ate
d
Pe
nns
ylv
ani
a
Mu
nic
ipa
l
Inc
om
e
Fu
nd
N
o
n
e


Fe
de
rat
ed
M
uni
cip
al
Se
cu
riti
es
Fu
nd,
Inc
..
N
o
n
e


Fe
de
rat
ed
To
tal
Re
tur
n
Se
rie
s,
Inc
..

Fe
der
ate
d
Tot
al
Ret
urn
Bo
nd
Fu
nd
N
o
n
e


Fe
de
rat
ed
W
orl
d
In
ves
tm
ent
Se
rie
s,
Inc
..

Fe
der
ate
d
Int
ern
ati
on
al
Le
ade
rs
Fu
nd
N
o
n
e
Fe
der
ate
d
Int
ern
ati
on
al
Sm
all-
Mi
d
Co
mp
an
y
Fu
nd
2
..
0
0
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

w
i
t
h
i
n

3
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e